Exhibit 10.1


                                                         [PNC BANK LOGO OMITTED]

Second Amendment to Amended
and Restated Credit Agreement and
Amendment to Securities Pledge Agreement


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO SECURITIES PLEDGE AGREEMENT (this "Amendment") is made and effective as of March 4, 2005, by and among COMPUDYNE CORPORATION (the "Borrower"), the GUARANTORS party to this Amendment (collectively, the "Guarantors"), the BANKS party to this Amendment and the Credit Agreement referred to below (collectively and together with PNC and the Agent, the "Banks") and PNC BANK, NATIONAL ASSOCIATION, individually and in its capacity as agent for the Banks under the Credit Agreement referred to below (hereinafter referred to in its individual capacity as "PNC" and in its agent capacity as the "Agent").

                                   WITNESSETH:

         WHEREAS, reference is made to (i) that certain Amended and Restated Credit Agreement dated March 31, 2004 by and among the Borrower, CorrLogic, Inc. ("CorrLogic"), Fiber Sensys, Inc. ("Fiber Sensys"), Tiburon, Inc., formerly New Tiburon, Inc. ("Tiburon"), Norment Security Group, Inc. ("Norment"), Norshield Corporation ("Norshield"), Quanta Systems Corporation ("Quanta"), SecureTravel, Inc. ("SecureTravel") (Borrower, CorrLogic, Fiber Sensys, Tiburon, Norment, Norshield, Quanta and SecureTravel are collectively the "Original Loan Parties"), the Banks party thereto and the Agent, as amended by that Amendment to Amended and Restated Credit Agreement dated as of October 29, 2004 (as the same may be further amended, restated, supplemented or modified from time to time, the "Credit Agreement") pursuant to which PNC, as the sole Bank thereunder as of the date hereof, has made available to the Borrower a $10,000,000 original principal amount revolving credit facility (including an $8,000,000 letter of credit subfacility and a $500,000 swing line of credit) (the "Revolving Credit Facility") and (ii) that Fifth Amended and Restated Revolving Credit Note (Revolving Credit Facility A) of the Borrower in favor of PNC Bank, National Association in the stated principal amount of $10,000,000 dated October 29, 2004 (the "Note") evidencing its obligations under the Revolving Credit Facility, the Credit Agreement and the Loan Documents;

         WHEREAS, the Borrower, the Guarantors, the Agent and PNC, as the sole Bank as of the date hereof, desire to (A) amend the Credit Agreement (i) to recognize and give effect under the Credit Agreement and the Loan Documents to a reorganization of certain of the Original Loan Parties, (ii) to amend certain of the financial reporting obligations of the Borrower, (iii) to waive certain covenant violations, (iv) to amend the Applicable Margin under the Credit Agreement, (iv) to modify the marketable investments collateral coverage requirements, (v) to delete the minimum EBITDA financial covenant and (vi) to make certain other technical and conforming modifications to the terms and provisions of the Credit Agreement and (B) make a conforming change to that Pledge Agreement (Stocks, Bonds and Commercial Paper) from Borrower in favor of PNC dated as of February 4, 2005 (the "Securities Pledge Agreement").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Credit Agreement and Securities Pledge Agreement. The Credit Agreement and the Securities Pledge Agreement are amended as set forth in Exhibit A. Any and all references to the Credit Agreement and the Securities Pledge Agreement in the Note or any of the other Loan Documents shall be deemed to refer to the Credit Agreement and the Securities Pledge Agreement as amended hereby. All references in this Amendment, the Credit Agreement, the Note and the other Loan Documents to the "Loan Documents" shall also include the LLC Pledge Agreements, the Post-Reorganization Security Agreement, the Post-Reorganization Guaranty (all as hereinafter defined) and the Securities Pledge Agreement. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Credit Agreement.

2. Incorporation into Credit Agreement. This Amendment is deemed incorporated into the Note and the other Loan Documents. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document, the terms and provisions hereof shall control.

3. Representations. In order to induce the Banks and the Agent to enter into this Amendment and agree to the transactions herein specified, the Borrower and the Guarantors represent and warrant as follows:

          (a) All corporate and other actions, consents or authorizations which may be necessary or appropriate for the execution, delivery of and compliance with this Amendment and all documents and instruments herein set forth have been taken or obtained. Upon their execution and delivery by the Borrower and the Guarantors, this Amendment and such other documents and instruments will constitute the valid and legally binding obligations of the Borrower and the Guarantors, enforceable against the Borrower and the Guarantors in accordance with their respective terms.

          (c) As of the date hereof, no Event of Default (as defined in the Credit Agreement or the Securities Pledge Agreement) or any event, fact or circumstance which, with the passage of time or the giving of notice, or both, would constitute an Event of
               Default, has occurred and is continuing under the Credit Agreement or the Securities Pledge Agreement, as amended hereby.

          (d) All representations and warranties of the Borrower and the Guarantors to the Agent and the Banks as set forth in the Credit Agreement and each of the Loan Documents (as defined in the Credit Agreement), as amended hereby, are true and correct in all material respects as of the date hereof as if fully set forth herein at length (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties shall be true and correct in all materials respects as of such earlier date), or except to the extent such representations and warranties may be affected by the Loan Party Reorganization Transactions (as defined and described in Section 7 of this Amendment).

          (e) None of the Borrower or any of the Guarantors has any defense, set-off, claim or counterclaim to or against, or with respect to, full and prompt payment and performance by Borrower of all of Borrower's and Guarantors' Obligations to Agent or any of the Banks under the Credit Agreement and under the Loan Documents as of the date hereof and, if applicable, as reaffirmed hereby.

4. Borrower Confirmation. The Borrower hereby acknowledges and, to the extent applicable, confirms that any collateral for the Obligations, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower, the Original Loan Parties, the Guarantors or third parties (if applicable), shall continue unimpaired and in full force and effect notwithstanding this Amendment and the consummation of the Loan Party Reorganization Transactions.

5. Guarantor Reaffirmation. The Guarantors hereby (i) affirm, acknowledge and agree that their respective guaranty agreements, security agreements and all other collateral security documents and instruments in favor of the Agent for the benefit of the Banks continue in full force and effect with respect to the Obligations, as modified and amended by this Amendment, and the Note notwithstanding this Amendment and the consummation of the Loan Party Reorganization Transactions and (ii) covenant, agree and affirm that their respective duties, liabilities and obligations, as well as the effectiveness, lien and priority of the all security interests, mortgages, pledges, assignments, subordination agreements and other collateral rights previously given to the Bank prior to the consummation of the Loan Party Reorganization Transactions pursuant to the Loan Documents or otherwise, shall continue in full force and effect following consummation of the Loan Party Reorganization Transactions and are hereby ratified and affirmed. Each Guarantor hereby acknowledges and affirms that it has and will continue to realize tangible and significant direct economic benefit from the transactions described in the Credit Agreement, as amended hereby, the Note and the other Loan Documents and hereby irrevocably and unconditionally acknowledge the receipt of good and valuable consideration for the execution, delivery and continued effectiveness of their respective guaranty agreements and collateral documents.

6. Release of Agent and Banks. As additional consideration for the Agent's and the Banks' entering into this Amendment, the Borrower and each Guarantor hereby fully and unconditionally releases and forever discharges the Agent and the Banks, their respective agents, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their respective behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower or any Guarantor may now have or claim to have against the Agent or any Bank or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, on account of or in any way affecting, concerning or arising out of or founded upon the Credit Agreement, this Amendment, any of the Loan Documents or the Loan Party Reorganization Transactions, including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Loans, the Note, any and all prior or restated notes, the Obligations or any of the Loan Documents. The obligations of the Borrower and the Guarantors under the Loan Documents and this Amendment shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

          (i) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Amendment, any Loan Document, any document relating to or evidencing any of the Agent's or any Bank's liens or applicable law, including, without limitation, any waiver, consent (other than the consents to the Loan Party Reorganization Transactions set forth in Section 7 of this Amendment), extension, indulgence or other action or inaction in respect thereof; or

          (ii) any other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of the Borrower or any Guarantor as a matter of law, other than payment in full of all Obligations, including, but not limited to, all obligations under the Loan Documents and this Amendment.

          The Borrower and each of the Guarantors further agree to indemnify and hold the Agent and the Banks and their respective officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys' fees) suffered by or rendered against the Agent or the Banks, or any of them, on account of any claims arising out of or relating to the Obligations. The Borrower and each of the Guarantors further state that they have carefully read the foregoing release and indemnity, know the contents thereof and grant the same as their own free act and deed.

7. Consent to Original Loan Party Reorganization; Certain Waivers. Notwithstanding any covenant (other than a potential violation of the financial covenants after giving effect to the foregoing Loan Party Reorganization Transactions), term or condition of the Credit Agreement or the other Loan Documents, PNC, as Agent and sole Bank, hereby consents to the following reorganization of the Original Loan Parties (the "Loan Party Reorganization Transactions"), subject, however, to the terms and conditions of this Amendment:

         (a) The merger of Norshield into Norment with the result that all assets and liabilities of Norshield shall become assets and liabilities of Norment and Norment shall remain a wholly owned subsidiary of the Borrower;

         (b)      The change of name of Tiburon to  "CompuDyne - Public Safety &
                  Justice,  Inc."  ("Public  Safety"),   which  shall  remain  a
                  wholly-owned subsidiary of Borrower;

         (c) The conversion of Fiber Sensys into Fiber Sensys, LLC, a Delaware limited liability company ("Fiber Sensys, LLC"), with the result that all assets and liabilities of Fiber Sensys shall continue as assets and liabilities of Fiber Sensys, LLC and Fiber Sensys LLC shall be wholly-owned by Borrower;

         (d) The conversion of CorrLogic into CorrLogic, LLC, a Delaware limited liability company ("CorrLogic, LLC"), with the result that all assets and liabilities of CorrLogic shall continue as assets and liabilities of CorrLogic, LLC, and the contribution by the Borrower of 100% of the equity ownership interests in CorrLogic, LLC to Public Safety;

         (e) The (i) joinder by CompuDyne - Integrated Electronics Divisions, LLC, a Delaware limited liability company ("CIED, LLC") as a Loan Party to the Credit Agreement and the other Loan Documents and (ii) the merger by Quanta into CIED, LLC (which merger shall occur prior to May 1, 2005), with the result that all assets and liabilities of Quanta shall continue as assets and liabilities of CIED, LLC as a Loan Party under the Credit Agreement and the other Loan Documents and CIED, LLC shall be wholly owned by the Borrower.

         In addition and in consideration for the agreements and covenants of the Borrower and the Guarantors set forth herein, PNC, as Agent and sole Bank, hereby grants a waiver of the following covenant violations under the Credit Agreement existing as of the date hereof, and PNC, as Agent and sole Bank hereby further agrees that it will not exercise any remedies or rights to which it might otherwise be entitled under the Loan Documents solely with respect to or arising from such covenant violations:

                  (i)  the   dissolution   and   liquidation   by   Borrower  of
         SecureTravel and the cessation of its existence; and

                  (ii) the failure of the Borrower to maintain the minimum EBITDA as of December 31, 2004 required by Section 8.2.19 of the Credit Agreement.

         Except as expressly set forth in the foregoing Subsections 7(a) - (e) and in the immediately preceding clauses (i) and (ii), these consents and waivers shall not constitute (a) a modification or an alteration of any of the terms, conditions or covenants of the Credit Agreement or any of the Loan Documents, all of which remain in full force and effect, or (b) a waiver, release or limitation upon the Agent's or the Banks' exercise of any of their rights and remedies thereunder, all of which are hereby expressly reserved. These consents and waivers shall not relieve or release the Borrower or the Guarantors in any way from any of their respective duties, obligations, covenants or agreements under the Credit Agreement or the other Loan Documents or from the consequences of any covenant violations or any Event of Default thereunder, except as expressly set forth above in this Section 7. Theses consents and waivers shall not obligate the Agent or the Banks, or be construed to require the Banks, to grant any other consents or to waive any other covenant, term or condition of the Credit Agreement or any of the other Loan Document or any Event of Default or defaults, whether now existing or which may occur after the date of this waiver.

8. Guarantor Joinder. CIED, LLC, by execution hereof and the Post-Reorganization Guaranty (as defined below) hereby becomes a Loan Party to the Credit Agreement and a Guarantor to the Credit Agreement and the Loan Documents.

9. Borrower Pledge Agreement. The Borrower and the Agent are parties to that certain Pledge Agreement dated as of November 16, 2001 ("Borrower Pledge Agreement") pursuant to which the Borrower pledged certain Pledged
     Collateral (as defined in the Pledge Agreement), including, without limitation, Borrower's ownership interest in 100% of the issued and outstanding shares of Fiber Sensys, Corrlogic and Quanta (collectively, the "Reorganization Pledged Collateral"). In connection with the Loan Party Reorganization Transactions, (i) Fiber Sensys is being converted into Fiber Sensys, LLC, (ii) CorrLogic is being converted into CorrLogic, LLC and the Borrower is contributing 100% of the membership interests of CorrLogic to Public Safety, and (iii) Quanta is being merged with and into CIED, LLC pursuant to which CIED, LLC is acquiring 100% of the issued and outstanding stock of Quanta. In order to effectuate the Loan Party Reorganization Transactions, the Agent hereby releases, subject to the delivery by the Borrower and Public Safety of the LLC Pledge Agreements required by Section 9(b) below, the Reorganization Pledged Collateral and shall promptly return all original certificates evidencing the Reorganization Pledged Collateral delivered by the Borrower pursuant to the Pledge Agreement. In order to evidence the new composition of the Pledged Collateral, the revised Schedule A to the Pledge Agreement attached hereto shall be substituted for the existing Schedule A currently attached to the Pledge Agreement.

10. Additional Conditions and Covenants. The following agreements and covenants constitute additional and substantial consideration for the Banks' agreement to effect the waiver and the amendments to the Credit Agreement set forth herein:

         (a) The Borrower shall reimburse the Agent for its reasonable out of pocket fees and expenses incurred in connection with this Amendment and the Loan Party Reorganization Transactions, including, without limitation, its attorney fees and expenses.

         (b) The Borrower and the Guarantors shall deliver duly executed and legally enforceable Limited Liability Company Interest Pledge Agreements substantially in the form attached hereto as Exhibit B, as follows (the "LLC Pledge Agreements"):

                  (i) Public Safety, with respect to its limited liability company ownership interests in CorrLogic, LLC;

                  (ii) Borrower, with respect to its limited liability company ownership interests in Fiber Sensys, LLC; and

                  (iii) Borrower, with respect to its limited liability company ownership interests in CIED, LLC.

         (c) Each of Public Safety, Fiber Sensys, LLC, CorrLogic, LLC and CIED, LLC shall execute and deliver to the Agent on behalf of the Banks (A) a Post-Reorganization Guaranty and Suretyship Agreement (the "Post-Reorganization Guaranty") substantially in the form attached hereto as Exhibit C and (B) a Post-Reorganization Guaranty Security Agreement substantially in the form attached hereto a Exhibit D (the "Post-Reorganization Security Agreement").

         (d) There shall be filed in the applicable public offices such new UCC financing statements and amendments to existing UCC financing statements in favor of the Agent on behalf of the Banks as the Agent may determine in its sole discretion to be necessary or appropriate to perfect, continue or reaffirm the Agent's security interests under the Loan Documents, including, without limitation, the Post-Reorganization Security Agreement, with respect to the Loan Party Reorganization Transactions described in this Amendment.

         (e) The Borrower and the Guarantors shall deliver to the Agent true, correct and complete copies of all merger, conversion or other corporate/limited liability company organizational or amendatory documents, instruments, certificates and filings relating to, evidencing, effectuating or perfecting the Loan Party Reorganization Transactions, including all resolutions of all of the boards of directors of the Loan Parties adopted in connection with the same, all of which shall be in form and substance acceptable to the Agent and its counsel.

         (f) The Borrower and the Guarantors shall deliver to the Agent (i) good standing certificates from the respective jurisdictions of incorporation or organization of the Borrower and each of the Loan Parties, as constituted following consummation of the Loan Party Reorganization Transactions, (ii) certified copies of the certificates or articles of organization/formation of each of CIED, LLC, CorrLogic, LLC and Fiber Sensys, LLC from their respective jurisdictions of organization/formation and
                  (iii) Secretary's Certificates from the Borrower and each of the Guarantors affected by the Loan Party Reorganization Transactions setting forth or attaching (A) true, accurate and complete copies of the directors', managers' or members'
                  authorizations regarding execution and delivery of this Amendment, the Post-Reorganization Guaranty, the
                  Post-Reorganization Security Agreement, the LLC Pledge Agreements and all other documents, instruments and agreements described herein or executed or delivered in connection herewith, as well as the consummation of the transactions herein and therein described and (B) the incumbency and authority of the officers, managers or members executing the same on behalf of the Borrower or the Guarantors, as applicable.

         (g) The Borrower and the Guarantors shall deliver to the Agent such UCC, judgment and lien searches required by the Agent against each of Tiburon, Fiber Sensys, CorrLogic and Quanta showing no liens, security interests, judgments, lawsuits, encumbrances or any other charge or potential charge against such entities or any of their respective assets or properties other than those in favor of the Agent for the benefit of the Banks, Permitted Liens or those to which the Agent may expressly consent in writing.

         (h) The Borrower and the Guarantors shall have complied with such other conditions and requirements, including, without limitation, the execution and delivery of further reaffirmation documents, instruments and agreements, that the Agent may reasonably require.

11. Counterparts. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

12. Binding Effect. This Amendment will be binding upon and inure to the benefit of the Borrower, the Guarantors, the Banks and the Agent and their respective heirs, executors, administrators, successors and assigns.

13. Representation by Counsel. The Borrower and each Guarantor represents and warrants that they are represented by legal counsel of their choice, and that their counsel has had the opportunity to review this Amendment, that they are fully aware of the terms contained herein and that they have voluntarily and without coercion or duress of any kind or nature whatsoever entered into this Amendment. The provisions of this Amendment shall survive the execution and delivery of this Amendment.

14. LIMITATION ON DAMAGES. NEITHER THE AGENT, ANY BANK NOR ANY AGENT OR ATTORNEY FOR OR OF THE AGENT OR ANY BANK SHALL BE LIABLE TO THE BORROWER OR ANY GUARANTOR FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS, AS DEFINED IN ANY LOAN DOCUMENT OR THE ACTION OR INACTION OF THE AGENT OR ANY BANK OR THE BORROWER OR ANY GUARANTOR UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT OR OTHERWISE.

15. Ratification of Loan Documents. Except as waived or amended hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect, and are hereby ratified and affirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Banks' rights and remedies (all of which are hereby reserved). The Borrower and each of the Guarantors expressly ratify and confirm the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents as if set forth herein in their entirety as of the date hereof.



                     [THIS SPACE INTENTIONALLY LEFT BLANK -
                       SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                     [SIGNATURE PAGE TO SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                  AND AMENDMENT TO SECURITIES PLEDGE AGREEMENT]

WITNESS the due execution hereof as of the day and year first above written.




COMPUDYNE CORPORATION                   COMPUDYNE - INTEGRATED
                                        ELECTRONICS DIVISIONS, LLC successor
                                        by merger to QUANTA SYSTEMS CORPORATION

By:
---------------------------------------
Title: CFO-Treasurer                    By:
                                            -----------------------------------
                                        Title:
CORRLOGIC, LLC,
formerly CORRLOGIC, INC.
                                        QUANTA SYSTEMS CORPORATION

By:
---------------------------------------
Title:

                                        By:
FIBER SENSYS, LLC,                          -----------------------------------
formerly FIBER SENSYS, INC.             Title:


By:
--------------------------------------- PNC BANK, NATIONAL ASSOCIATION,
Title:                                  as a Bank and as Agent



COMPUDYNE - PUBLIC SAFETY &
JUSTICE, INC., formerly TIBURON, INC.
                                        By:
                                            -----------------------------------
                                        Title:  Vice President
By:
---------------------------------------
Title: Vice President


NORMENT SECURITY GROUP, INC.,
for itself and as successor
by merger to NORSHIELD CORPORATION


By:
---------------------------------------
Title: Vice President

                         AMENDMENTS TO CREDIT AGREEMENT
                         AND SECURITIES PLEDGE AGREEMENT

                                    EXHIBIT A



         The Credit Agreement and the Securities Pledge Agreement are hereby amended as follows:

                  I.       Background to Amendment
                  --------------------------------

         The Borrower, the Guarantors, the Banks and the Agent desire to (A) amend the Credit Agreement (i) to recognize and give effect under the Credit Agreement and the Loan Documents to the Loan Party Reorganization Transactions,
(ii) to amend certain of the financial reporting obligations of the Borrower,
(iii) to waive certain covenant violations, (iv) to amend the Applicable Margin under the Credit Agreement, (iv) to modify the marketable investments collateral coverage requirements, (v) to delete the minimum EBITDA financial covenant and
(vi) to make certain other technical and conforming modifications to the terms and provisions of the Credit Agreement regarding the Bank's outstanding Letter of Credit to Regions Bank, as trustee, supporting Industrial Development Board of the City of Montgomery Series 1999 Revenue Bonds for Norment and (B) make a conforming change to the Securities Pledge Agreement.



                  II.      Credit Agreement Amendments
                  ------------------------------------

         (A) The Loan Party Reorganization Transactions described in the Amendment are incorporated into the Credit Agreement. References to the "Guarantors" in the Credit Agreement shall mean and refer to the Guarantors as constituted after consummation of the Loan Party Reorganization Transactions who are signatory parties to the Amendment and each other Person who may hereafter join in the Credit Agreement as a Guarantor pursuant to Section 11.18 of the Credit Agreement. The Amended and Restated Schedules 6.1.1, 6.1.3 and 6.1.17 attached to this Exhibit A set forth the organizational, ownership and capitalization information regarding the Guarantors as constituted following consummation of the Loan Party Reorganization Transactions and are hereby substituted in replacement of Schedules 6.1.1, 6.1.3 and 6.1.17 currently attached to the Credit Agreement.

         (B) The definition of "Liquidity Period" set forth in Section 1.1 is deleted and restated in its entirety as follows:

         "Liquidity Period" shall mean, with respect to the First Norment Letter of Credit or the Second Norment Letter of Credit the period beginning on the date of the issuance by the Agent of such Letter of Credit and terminating on the first to occur of (i) the date such Letter of Credit terminates in accordance with its terms, (ii) the first date on which there are no longer any Norment Bonds or 1999 Norment Bonds, as the case may be, outstanding other than Norment Bonds or 1999 Norment Bonds secured by an alternate letter of credit, or (iii) the date the Liquidity Period is terminated pursuant to Section 9.2.1."

                                  EXHIBIT A-1

         (C) The following new Section 2.8.11 is added:

         "2.8.11. Special Provisions for First Norment Letter of Credit.

                  2.8.11.1 The Loan Parties hereby request the issuance, as a Letter of Credit under the Letter of Credit Subfacility provided in this Section 2.8, of an Irrevocable Letter of Credit (No. S243626SCP) in the face amount of $1,847,300, representing a principal component of $1,820,000 and an interest component of $27,300 based upon 45 days' interest at an assumed maximum rate of 12% per annum, for the benefit of Norment dated November 16, 2001 (the "First Norment Letter of Credit") in favor of Regions Bank, as trustee (the 1999 Trustee") to support $2,100,000 of Variable/Fixed Rate Industrial Development Revenue Bonds (Norment Industries, Inc. Project) Series 1999 (the "1999 Norment Bonds") issued by The Industrial Development Board of the City of Montgomery (the "Issuer") pursuant to a Trust Indenture between the 1999 Trustee and the Issuer dated as of August 1, 1999 (the "1999 Trust Indenture"). The First Norment Letter of Credit shall be in the form, and be governed by the terms of, the letter of credit attached hereto as Exhibit 2.8.11.1 and such Exhibit and the provisions of this Subsection 2.8.11 shall control with respect to the First Norment Letter of Credit and the Loan Parties' Obligations relating thereto. In the event of a conflict between the terms and provisions applicable to the First Norment Letter of Credit by virtue of this Subsection 2.8.11, and any other provisions of this Agreement or the other Loan Documents, Subsection 2.8.11 shall control. All capitalized terms used in this Subsection 2.8.11 and not otherwise defined shall have the meaning ascribed to such terms in the First Norment Letter of Credit.

                  The First Norment Letter of Credit shall be effective on its date of issuance and shall expire at 5:00 p.m. on the Stated Expiration Date. On or prior to the Stated Expiration Date and on each anniversary date thereafter, the Agent may, upon the written request of the Borrower given to the Agent not more than one hundred twenty (120) days nor less than sixty (60) days prior to such anniversary date, elect, at its sole option, to extend the Stated Expiration Date with respect to the First Norment Letter of Credit for one additional year, it being understood that the Agent shall have no obligation to grant any such extension. Any such extension shall be subject to the mutual agreement of the Borrower and the Agent as to any fees to be applicable to the period of extension.

                  2.8.11.2 The Borrower hereby agrees to pay or cause to be paid to the Agent on behalf of the Banks with respect to draws by the 1999 Trustee under the First Norment Letter of Credit:


                                  EXHIBIT A-2

                  (i) a sum equal to each amount drawn under the First Norment Letter of Credit by a B Drawing, on the same Business Day that such draw is honored, but not before the draw is honored;

                  (ii) a sum equal to each amount drawn against the Interest Portion of the Stated Amount by a C Drawing (A) in the case of any such amount drawn on an Interest Payment Date (as defined in the 1999 Trust Indenture) of the 1999 Norment Bonds being purchased with the proceeds of such C Drawing, the same Business Day that such draw is honored but not before the draw is honored, and (B) in all other cases, on the first to occur of (1) the first Business Day of the first calendar month following the calendar month in which such draw is honored, (2) the date on which the 1999 Norment Bonds purchased with the proceeds of such C Drawing are remarketed by the then current remarketing agent for the 1999 Norment Bonds (the "Remarketing Agent") and the proceeds thereof delivered to the 1999 Trustee, (3) the date on which the 1999 Norment Bonds purchased with the proceeds of such C Drawing are redeemed or otherwise paid in full, or (4) the date the Liquidity Period terminates;

                  (iii) a sum equal to each amount drawn against the Principal Portion of the Stated Amount by a C Drawing, on the first to occur of
         (A) the date on which the 1999 Norment Bonds purchased with the proceeds of such C Drawing are remarketed by the Remarketing Agent and the proceeds thereof are delivered to the 1999 Trustee, (B) the date on which the 1999 Norment Bonds purchased with the proceeds of such C Drawing are redeemed or otherwise paid in full, or (C) the date the Liquidity Period terminates; and

                  (iv) a sum equal to each amount drawn under the Norment Letter of Credit by an A Drawing, on the same Business Day after such draw is honored.

                  All sums payable to the Agent and the Banks under this Subsection 2.8.11.2 shall bear interest, from the date the corresponding draw is honored under the First Norment Letter of Credit until such sums are paid in full (it being understood and agreed that any sum paid to the Agent after 12:00 noon, Pittsburgh time, on a Business Day shall bear interest as if it was paid at 9:00 a.m. on the next following Business Day), at a rate equal to the Base Rate Option plus Applicable Margin. Interest accruing pursuant to this Subsection
         2.8.11.2 shall be due and payable on the first Business Day of each calendar month after the date the corresponding draw is honored under the First Norment Letter of Credit and on the date the respective sum is paid.


                  2.8.11.3 The First Norment Letter of Credit shall be subject to reinstatement, reduction and transfer as set forth therein.

                  2.8.11.4 Without the prior written consent of the Required Banks, the Borrower shall not redeem, or give any notice under the 1999 Trust Indenture or any other document relating to the 1999 Norment Bonds of its intention to redeem any of the 1999 Norment Bonds pursuant to the optional redemption provisions thereof, if the 1999 Trustee would be permitted or required under the Indenture to draw under the First Norment Letter of Credit for the purpose of obtaining funds to effect such redemption.





                                  EXHIBIT A-3

                  Notwithstanding the foregoing, unless otherwise directed to the contrary by the Agent with the approval of the Required Banks, on each August 1 (or on the first Business Day following August 1 if August 1 is not a Business Day) commencing August 1, 2000, the Borrower shall cause $140,000 in aggregate principal amount of 1999 Norment Bonds to be redeemed pursuant to the provisions of Sections 6.01(a) and
         (d) of the 1999 Trust Indenture, until such time as no 1999 Norment Bonds remain outstanding under the 1999 Trust Indenture. Further, in order to provide funds to reimburse the Bank for drawings on the First Norment Letter of Credit to pay the principal of 1999 Norment Bonds redeemed pursuant to the requirements of this Section 2.8.11.4, the Borrower shall deposit, or cause to be deposited, $35,000 in the Bond Fund under the 1999 Trust Indenture on November 1, 1999, and on the first day of each February, May, August and November thereafter.

                  2.8.11.5 The Borrower will obtain the consent of the Required Banks whenever the consent of the 1999 Trustee is required to be obtained under the 1999 Trust Indenture or any document, instrument or agreement relating to the 1999 Norment Bonds (the "1999 Norment Bond Documents"). The Borrower will not consent to or enter into any amendment of or supplement to the 1999 Norment Bond Documents without the consent of the Required Banks.

                  2.8.11.6(a) To secure the Borrower's obligations to the Banks under this Agreement with respect to the First Norment Letter of Credit (as well as all other Letters of Credit issued hereunder), the Borrower hereby pledges and assigns to the Agent on behalf of the Banks, and grants to the Agent on behalf of the Banks, a security interest in, all of the Borrower's right, title and interest, now owned or hereafter acquired, in and to any and all 1999 Norment Bonds which (a) have been tendered for purchase pursuant to tender option provisions of the 1999 Norment Bonds and the 1999 Trust Indenture (or under any other provision of any indenture related to any other Letter of Credit), and
         (b) have not been successfully remarketed by the Remarketing Agent prior to 11:00 a.m. on the date of purchase thereof pursuant to such tender (collectively, the "Unremarketed Tendered 1999 Bonds") (together with all income therefrom and proceeds thereof) purchased pursuant to the 1999 Trust Indenture with the proceeds of a C Drawing presented under the First Norment Letter of Credit for which neither (i) full reimbursement has been made to the Agent on behalf of the Banks, nor
         (ii) the 1999 Trustee holds sufficient funds which, pursuant to the 1999 Trust Indenture (or other indenture), the 1999 Trustee (or other trustee) is required to apply on behalf of the Borrower to reimburse the Bank in full for such C Drawing on the date such C Drawing is paid by the Agent. Such Unremarketed Tendered 1999 Bonds shall be, and are hereby, pledged to the Agent as agent for the Banks, registered in its name as pledgee of the Borrower and delivered to and held by the 1999 Trustee or tender agent as agent for the Agent on behalf of the Banks under this Subsection 2.8.11.6 or, at the option of the Agent on behalf of the Banks by written notice to the Borrower and the 1999 Trustee, the pledged Unremarketed Tendered 1999 Bonds specified in such notice shall be delivered to and held by the Agent on behalf of the Banks; provided that, if such pledged Unremarketed Tendered 1999 Bonds are held in uncertificated form pursuant to an agreement with the Depository Trust Company, or a successor securities depository, then such pledge to the Banks shall be recorded in the registration books maintained by the 1999 Trustee and in the records of ownership maintained by the securities depository and any participant through which such Pledged 1999 Bonds are held. Unremarketed Tendered 1999 Bonds which are so pledged and held by the 1999 Trustee or tender agent as agent for the Agent on behalf of the Banks are herein referred to as "Pledged 1999 Bonds".

                                  EXHIBIT A-4

                  (b) Any principal of and interest on Pledged 1999 Bonds which become due and payable (including any due bills received upon purchase thereof pursuant to the record date provisions of the 1999 Trust Indenture or the Bonds) shall be paid to the Agent on behalf of the Banks. All sums of money so paid to the Agent in respect of Pledged 1999 Bonds shall be credited against the obligation of the Borrower to reimburse the Agent on behalf of the Banks, with interest, for the amount drawn with a Tender Draft to fund the purchase of such Pledged 1999 Bonds pursuant to the 1999 Trust Indenture.

                  (c) If the Borrower pays or causes to be paid in full its obligation under Subsection 2.8.11.2 for the reimbursement of the amount (or allocable portion thereof) drawn with a C Drawing to fund the purchase of Pledged 1999 Bonds pursuant to the 1999 Trust Indenture (or if the 1999 Trustee has received immediately available funds which, pursuant to the 1999 Trust Indenture, the 1999 Trustee is required to pay over promptly to the Agent in an amount sufficient to pay the Borrower's reimbursement obligation under Subsection 2.8.11.2 with respect to the amount drawn with such C Drawing to fund the purchase of such Pledged 1999 Bonds), and provided no Event of Default has occurred and is continuing, the Agent will release from the pledge of this Agreement and will deliver, or cause its agent to deliver, such Pledged 1999 Bonds to such person or persons as the 1999 Trustee or the Borrower may direct. An amount equal to the principal of, plus accrued interest on, such Pledged 1999 Bonds shall be presumed (absent notice to the contrary) to be an "amount sufficient" for purposes of this Subsection 2.8.11.6 (c) and, upon receipt of such amount by the 1999 Trustee for payment to the Agent as aforesaid, the 1999 Trustee shall be automatically authorized to deliver such Pledged 1999 Bonds as aforesaid free from the pledge of this Agreement, unless the 1999 Trustee has received from the Agent written notice or telephonic notice (which shall thereafter be confirmed in writing) that such release shall not occur.



                                  EXHIBIT A-5

                  (d) Neither the Agent nor the Banks shall be liable for failure to collect or realize upon the obligations secured by the Pledged 1999 Bonds or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, and neither the Agent nor the Banks shall be under any obligation to take any action whatsoever with regard thereto.

                  (e) The Borrower represents and warrants to the Agent and the Banks that the pledge, assignment and delivery of Pledged 1999 Bonds pursuant to this Section 2.8.11.6 will create a valid first lien on and a first-perfected security interest in, all right, title and interest of the Borrower in and to the Pledged 1999 Bonds, and the proceeds thereof. The Borrower covenants and agrees that it will defend the Agent's and the Banks' right, title and security interest in and to the Pledged 1999 Bonds and the proceeds thereof against the claims and demands of all persons. In addition to its other rights and remedies under this Agreement and the 1999 Norment Bond Documents, the Agent, acting as agent for the Banks, shall have the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law with respect to the security interests created by this Subsection."

         (D) Section 4.1.1. is deleted and restated in its entirety as follows:

                  "4.1.1 Revolving Credit Interest Rate Options.

                  The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

                  (i) Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                  (ii) Euro-Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

                  Anything contained in this Agreement to the contrary notwithstanding, so long as Borrower is in full compliance with the Required Coverage covenants sets forth in Section 8.1.15 of this Agreement, the "Applicable Margin" for purposes of this Section 4.1.1 shall be 100 basis points (1.0%). At all other times, the "Applicable Margin" shall mean those respective amounts set forth in the pricing grid contained in the definition of Applicable Margin in Section 1.1 hereof."

                  (E) Section 8.1.15. is deleted and restated in its entirety as follows:

                  8.1.15. Marketable Investments Collateral Coverage.

                  The Borrower shall at all times maintain a first priority perfected pledge and collateral assignment of, and security interest in favor of the Agent, on behalf of the Banks, in cash and marketable securities acceptable to the Agent, in its sole discretion (which shall be maintained with such financial institutions, brokerage firms or other securities intermediaries or custodians as may be acceptable to the Agent) (the "Investment Collateral"), having a Minimum Margin Value at all times equal to an amount not less than the sum of (i) the unpaid aggregate principal balance of all Loans advanced under this Agreement and (ii) all Letter of Credit Outstandings (the "Required Coverage"). The Banks shall have no obligation to advance any Loans or issue any Letters of Credit unless and until the Borrower is in full compliance with the foregoing covenant, and if at any time the value of the Investment Collateral should for any reason be less than the Required Coverage, the Borrower shall make an immediate prepayment of the Loans (or a cash deposit with respect to Letter of Credit Outstandings, as the case may be) or pledge additional Investment Collateral in an amount necessary to achieve compliance with said Required Coverage requirements. The value of all Investment Collateral shall be calculated as of any date as the market value of such Investment Collateral determined by the Agent, in its reasonable discretion, and "Minimum Margin Value" shall be calculated as of any time by multiplying the Investment Collateral value times ninety percent (90%). All pledge, assignment and security interest documentation (which shall include, without limitation, pledge agreements and control or other custody or perfection agreements as may be required by the Agent) shall be acceptable to the Agent in it sole discretion.


                                  EXHIBIT A-6

                  (F) Section 8.3.1 is deleted in its entirety and restated as follows:

                  "8.3.1 Quarterly Financial Statements; Monthly Financial Statements.

                  As soon as available  and in any event  within (i)  forty-five
         (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year and (ii) thirty (30) calendar days after the end of each month (except with respect to (A) January, in which case the time period shall be sixty (60) calendar days and (B) March, in which case the time period shall be forty-five (45) calendar days), financial statements of the Borrower, consisting of a consolidated and consolidating balance sheet as of the end of such fiscal quarter or calendar month, as applicable, and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal quarter or calendar month, as applicable, then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President or Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year."


         (G) Section 8.2.17 is deleted in its entirety and restated as follows:

                  8.2.27. Maximum Leverage Ratio.

                                  EXHIBIT A-7

                           The Loan Parties shall not permit the Leverage Ratio to exceed 2.0 to 1.0 on or at any time after March 31, 2006.

         (H) Section 8.218 is deleted and restated in its entirety as follows:

                           "8.2.18  Minimum Consolidated Tangible Net Worth.

         The Borrower shall not at any time permit its Consolidated Tangible Net Worth, calculated as of the end of each fiscal quarter for the preceding four (4) fiscal quarters then ended commencing March 31 2006, to be less than $51,250,000. On March 31, 2007 and on each March 31 thereafter so long as any Indebtedness is outstanding under the Revolving Credit Facilities, the Minimum Consolidated Tangible Net Worth requirement may be adjusted by the Bank to a higher or lower amount determined by Bank upon notice to Borrower."

         (I) Section 8.2.19 [Minimum EBITDA] is deleted in its entirety.

         (J) Subsection 9.2.1 is deleted and restated in its entirety as follows:

                  "9.2.1 Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings.

                  If an Event of Default specified under Sections 9.2.1 through
         9.2.13 shall occur and be continuing, the Banks and the Agent shall be under no further obligation to make Loans or issue Letters of Credit, or make any Swing Line Loans, as the case may be, and the Agent may, and upon the request of the Required Banks, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Notes (including all Reimbursement Obligations under Letters of Credit evidenced thereby) then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived,
         (ii) by written notice to the Trustee and the 1999 Trustee, as applicable, the Borrower and the respective Remarketing Agents for the Norment Bonds and the 1999 Norment Bonds, terminate the Liquidity Period with respect to the First Norment Letter of Credit and/or Second Norment Letter of Credit, (iii) notify the Trustee or the 1999 Trustee, as applicable, of such Event of Default; direct the Trustee or the 1999 Trustee, as applicable to declare an Event of Default, as defined in the Trust Indenture or the 1999 Trust Indenture, as applicable, pursuant to the applicable provisions of the Trust Indenture or the 1999 Trust Indenture; direct the Trustee to draw on the First Norment Letter of Credit and/or Second Norment Letter of Credit, as applicable; and direct the Trustee and/or the 1999 Trustee, as applicable, to accelerate the maturity of the Norment Bonds and/or the 1999 Norment Bonds, as applicable, or to effect a mandatory tender of the Norment Bonds or the 1999 Norment Bonds, as applicable, and (iv) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Banks, and grants to the Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks (and the Trustee with respect to the Norment Bonds or the 1999 Trustee with respect to the 1999 Norment Bonds, as applicable), the Agent shall return such cash collateral to the Borrower; and"


                                   EXHIBIT A-8

                  III. Securities Pledge Agreement Amendments.

         A. Section 4.1 is deleted and restated in its entirety as follows:

                  "4.1 Unless otherwise agreed in writing between the Pledgor and the Secured Party, the Pledgor agrees to maintain at all times Collateral (of the type listed in Exhibit B attached hereto) having a minimum Account Value at all times equal to an amount sufficient to satisfy the Required Coverage (as defined in the Credit Agreement) requirements of Section 8.1.15 of the Credit Agreement, and to immediately provide additional Collateral (of the type listed in Exhibit B attached hereto) to the Secured Party if the Required
         Coverage is not as of any time maintained. "Account Value" shall be calculated AS OF ANY DAY as the market value of the Collateral as reasonably determined by the Secured Party."




                                  EXHIBIT A-9

STATE OF ____________________________________                          )
                                                                       ) SS:
COUNTY OF                                                              )
          ----------------------------------

         On this, the _____ day of March, 2005, before me, a Notary Public, the undersigned officer, personally appeared ______________________________________, who acknowledged himself/herself to be the ____________________________ of COMPUDYNE CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ----------------------------------------------
                                  Notary Public

My commission expires:






STATE OF ___________________________________                           )
                                                                       ) SS:
COUNTY OF                                                              )
          ----------------------------------

         On this, the _____ day of March, 2005, before me, a Notary Public, the undersigned officer, personally appeared ______________________________________, who acknowledged himself/herself to be the ____________________________ of CORRLOGIC, LLC, formerly CORRLOGIC, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the limited liability company as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ----------------------------------------------
                                  Notary Public

My commission expires:

STATE OF _________________________________________   )
                                                     ) SS:
COUNTY OF                                            )
          ----------------------------------------



         On this, the _____ day of March, 2005, before me, a Notary Public, the undersigned officer, personally appeared _____________________________________, who acknowledged himself/herself to be the ____________________________ of FIBER SENSYS, LLC, formerly, FIBER SENSYS, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the limited liability company as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ---------------------------------------------
                                  Notary Public

My commission expires:




STATE OF ___________________________________    )
                                                ) SS:
COUNTY OF                                       )
          ----------------------------------

         On this, the _____ day of March, 2005, before me, a Notary Public, the undersigned officer, personally appeared _____________________________________, who acknowledged himself/herself to be the ____________________________ of COMPUDYNE - PUBLIC SAFETY & JUSTICE, INC., formerly TIBURON, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ----------------------------------------------
                                  Notary Public

My commission expires:

STATE OF ___________________________________    )
                                                ) SS:
COUNTY OF                                       )
          ----------------------------------

         On this, the _____ day of March, 2005, before me, a Notary Public, the undersigned officer, personally appeared _______________________________, who acknowledged himself/ herself to be the ____________________________ of NORMENT SECURITY GROUP, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ---------------------------------------------
                                  Notary Public

My commission expires:






STATE OF ____________________________________   )
                                                ) SS:
COUNTY OF                                       )
          ----------------------------------

         On this, the _____ day of March,  2005, before me, a Notary Public, the
undersigned              officer,               personally              appeared
_______________________________________,  who acknowledged himself/herself to be the ____________________________ of COMPUDYNE - INTEGRATED ELECTRONICS DIVISIONS, LLC, successor to QUANTA SYSTEMS CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the limited liability company as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ----------------------------------------------
                                  Notary Public

My commission expires:

STATE OF ____________________________________   )
                                                ) SS:
COUNTY OF                                       )
          ----------------------------------

         On this, the _____ day of March,  2005, before me, a Notary Public, the
undersigned              officer,               personally              appeared
_______________________________________,  who acknowledged himself/herself to be the ____________________________ of QUANTA SYSTEMS CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ---------------------------------------------
                                  Notary Public

My commission expires:







COMMONWEALTH OF PENNSYLVANIA                )
                                            ) SS:
COUNTY OF                                   )
          ----------------------------------

         On this, the _____ day of March, 2005, before me, a Notary Public, the undersigned officer, personally appeared Thomas J. Fowlston, who acknowledged himself to be the Vice President of PNC BANK, NATIONAL ASSOCIATION and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ---------------------------------------------
                                  Notary Public

My commission expires:

                                    EXHIBIT B

                          Form of LLC Pledge Agreements

                                    EXHIBIT C

                      Form of Post-Reorganization Guaranty

                                    EXHIBIT D

                 Form of Post-Reorganization Security Agreement